UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2008

ACRO Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50482	98-0377767

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

37 Inbar Street, Caesarea, Israel	30889

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code + 972 4 636 0297

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

        On April 7, 2008, Somekh Chaikin a member firm of KPMG International (“KPMG”) was terminated as the independent registered public accounting firm for the Registrant.  KPMG had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant for the years ended December 31, 2006 and 2007.  The reports of KPMG on the consolidated financial statements for the past fiscal years indicated contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant’s ability to continue as a “going concern” for the years ended December 31, 2006 and 2007.  The termination of KPMG was approved unanimously by the Registrant’s Audit Committee and Board of Directors.

        In connection with the audits for the two most recent fiscal years and the subsequent interim periods to date, there were (i) no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the Registrant’s financial statements for these fiscal years; and (ii) no reportable events.

        The Registrant has made the contents of this Form 8-K filing available to KPMG and requested it to furnish a letter to the Securities and Exchange Commission as to whether KPMG agrees or disagrees with, or wishes to clarify Registrant’s expression of its views.  A copy of KPMG’s letter to the SEC is included as an exhibit to this filing.

        On April 7, 2008, the Registrant engaged Deloitte Brightman Almagor & Co. (“Deloitte”), as its independent registered public accounting firm. The Registrant had not consulted with Deloitte regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1     Letter dated April 8, 2008 from Somekh Chaikin a member firm of KPMG International regarding change in independent registered public accounting firm.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRO INC. By: /s/ Gadi Aner —————————————— Gadi Aner Chief Executive Officer and Chairman of the Board of Directors Date: April 8, 2008